Exhibit 99.1

Attractive Industry Dynamics

Glucose monitoring undergoing rapid disruptive change

GlucoTrack

A First In Class Non-Invasive Glucose Monitoring Platform

Digital Health Solution

Supporting healthy behaviors by providing individual context to glucose data

The Integrity Applications Growth Story

integrity applications

 Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “expect”, “plan” and “will” are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect Integrity Applications’ actual results and could cause such results to differ materially from any forward-looking statements that may be made in this news release. Factors that may affect Integrity Applications’ results include, but are not limited to, the ability of Integrity Applications to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to the receipt (and timing) of regulatory approvals (including FDA approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to its current and future distribution agreements; risks relating to its ability to hire and retain qualified personnel, including sales and distribution personnel; and the additional risk factors described in Integrity Applications’ filings with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the SEC on March 31, 2017.

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Executive Summary

Attractive High Growth Market

- Diabetes disease burden is high and growing in every country, fueled by obesity and unhealthy lifestyle
- "eHealth solutions for Diabetes" is already a $1BN market opportunity in 2017, growing at 30% annually
- Advancements in design, technology and mass adoption of mobile devices enables consumer driven diabetes care to be feasible.
- User penetration expected to double every five years.

Unique product , solid clinical data

- First-in-class non-invasive glucose monitor
- Unique "triple-sensor" technology combined with proprietary algorithm provides unmatched accuracy
- Approved for use in T2 and pre-diabetes patients in Europe and Asia
- Multiple clinical trials in over 1000 patients

Clear plan for transformation

- Built world class management team with proven track record
- Commercialize products in most attractive markets
- Overhaul commercial strategy
- Renovate, modernize and expand product offering
- Additional pillars of growth over and above the existing commercial product
- Leverage eHealth opportunity to turbocharge growth
- Focus on US approval

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4

Glucose Control is of Interest to a Broad Population Worldwide

	Health/Wellness 1B	At Risk 250M	Pre-Diabetes 318M	Diabetes (T1/T2) 415M
Population	**High performance individuals** **Health and Wellness** High stress professions	**Obese (BMI > 25kg/m2** Genetic risk of diabetes High risk pregnancy	**HbA1C 5.7%-6.4%** BMI >25kg/m2 Additional risk factors Children, adults	**HbA1C > 6.5%** Children, adults
Goals	**Optimize physical and mental performance** Build endurance	**Early detection & prevention** Avoid disease progression	Halt or slow progression of disease **Optimize diet & exercise** **Titrate oral medications**	**Halt or slow progression of disease** **Optimize therapy regime** **Minimize complications** **Manage insulin, GLP-1 therapy**
Self-Monitoring of Glucose (SMG)	User-driven **Test frequency is situational**	User-driven and defined **Test frequency is situational**	All adults >45 years **Test frequency is situational** based on patient, caregiver target goals (IDF, ADA)	All persons diagnosed **Test frequency is situational** based on patient, caregivers target goals (IDF, ADA)

Sources: CDC, ADA, IDF, 2017.

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Glucose Measurement is Undergoing a Major Transformation


Integrated Solution
Digital Health Product Solution
Monitor only
GlucoWise (Mediwise)
GlucoVista
Google/Novartis
Noviosense
K'Track (PKVitality)
Medella Health
TRIVIDIA HEALTH
Symphony (Echo Tx)
Sano
Light Touch Medical
Cnoga Medical
GlucoTrack 2.0
Libre (Abbott)
Dexcom G6
GlucoTrack
= interstitial fluid sensing
R&D
Commercial
Stage of Development

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 Conventional BGM Fails Due to Two Main Barriers  Finger Pricking  Patients dislike the pain on a regular basisExtracting blood can be messyRequires disposablesExpensiveLacks discretion   Lack of relevance  Does it solve their problems?Does it give them (new) hope?Does it fulfill their needs?Does it bring them closer to goals?

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GlucoTrack

A Unique
Non-Invasive Glucose
Monitoring Solution

Pocket-sized
Simple to use
Reading in <1 min
Unlimited
measurements


Measurement result
9.7
mmol/L


GlucoTrack
7
87


No Blood

- Eliminates daily finger pricks
- Simple calibration with ear clip replacement once every six months


User Friendly

- Discreet use in public
- Patented ear clip sensor comfortable to use
- No pain


Measurement Result in a Minute

- Accurate, rapid reading in less than one minute


Low Cost

- Cost-effective
- Unlimited testing
- Less than cost of conventional glucose monitoring


Estimated HbA1C Display

- Verified algorithm for estimated HBA1C
- Trend data allows individual monitoring over time

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 Ultrasonic  Sound velocity through tissue varies with glucose concentration   Electromagnetic  Tissue impedance changes with glucose concentration.   thermal  Heat transfer characteristics of tissue vary with glucose concentration.   GlucoTrack’s Novel Triple-Sensor Technology  The three independent readings are combined and analyzed using a proprietary algorithm.

 Accuracy Equivalent to Gold Standard  Female: Age: 59; BMI: 29.6; T2DM duration: 1 mo.; No Medications  Male; Age: 64; BMI: 22.3; T2DM duration: 24 mos.; Medications: Acrose, Glucophage  Sources: Pfutzner Science & Health Institute, Germany and Soroka University Medical Center, Israel, November 2016.

 T2 Consensus Error Grid Zones  Number of Points  Percentage  A+B  304  99.4%  A  277  90.2  B  27  9.2  C  1  0.3  D  0  0.0  E  0  0.0  Total  305  100.0  Most Recent Clinical Study Demonstrated 17% MARD and 99.4% of measurements within A+B Zones  Type 2 Consensus Error Grid (CEG)  Sources: Pfutzner Science & Health Institute, Germany and Soroka University Medical Center, Israel, November 2016.   Pfutzner Science & Health Institute, Germany and Soroka University Medical Center, Israel

 Glucotrack can Combine Non-invasive Measurement with Relevant and Actionable Information. . .    …Empowering Patients to Take Control of their Health

 Two Strategic Paths, Multi-Billion Global Markets    Diabetes Regulated Product  HealthConsumer Product

   DIGITAL HEALTH SOLUTIONS  GlucoTrack app and integration with digital health solutions and health monitoring devices  Accuracy & HUMAN FACTORS  Reduce calibration, smaller handset, algorithm modifications based on real world use   MINIATURIZATION & SCALE  Wireless earclip, manufacturing transition to partner Wistron (global electronics manufacturer)  BROADEN TARGET MARKET  Expand clinical utility in T2, T1 (e.g., hypo and hyperglycemic alerts)Consumer health glucose product for non-diabetics  Product Strategy

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Integrity Growth Strategy


$
2022+
White Space
Adjacent Business
Existing Business
Health Data Monetization
E-Commerce diabetes store: nutrition, smart foods, ancillary diabetes products
2020
Private label/licensed technology
GlucoTrack Wireless/App For Pre-Diabetes & T2 Diabetes
GlucoTrack Pro
Diabetes Disease Management Solution
GlucoTrack
2017
"Integrity Insight" Consumer Wireless/App
Co-branded therapy solution (monitoring + Rx)
Value
Glucose Monitoring Technology Platform
Glucose Monitoring Product Solutions
Disease & Wellness Management

Digital Health Solutions Create Multiple White Space Opportunities

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     FutureGlucoTrack Wireless   Wireless ear clip App tailored to maximize healthy patient behaviors

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Transforming Integrity

	Integrity in 2016	*Where will we be in 2018?*
Management & Talent	• Significant Talent Gap • Lack of commercial experience	• World class management • Track record in commercialization & diabetes
Structure & Process	• Lack of process • No formal business planning	• Established process, structure and controls
Commercial Mindset	• Not commercially oriented • Lack of focus on priority markets	• Clear commercial strategy • Strong commercial team
Product Portfolio	• Single product orientation • Missed opportunities in adjunct markets	• Development of product pipeline • Expansion into digital health
Distribution Partners	• Inadequate selection of partners • Under-management of partnerships	• Highly experienced & competent partners • Collaborative partnering model
US Focus	• US market ignored in favor of others • Lack of US management	• US approval process advancing rapidly • Establish US headquarters & upgrade talent

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 Commercialization  Commencement of phased product launch in EuropeImproved distributor selectionTransformed sales modelReset pricing and reimbursementBuild patient and HCP advocacyExpand clinical evidenceImplement Digital Health Applications

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Proven and Scalable Manufacturing Process

Contract manufacturing partners:

- **AY Electronics (Israel)**
  - A few thousand systems manufactured to date
- **Wistron Corporation**
  - Taiwan, Industrial Design & Medical manufacturing arm of Acer Computers
  - Capable of high volume manufacturing
  - Research services
  - Taiwan FDA (TFDA) Good Manufacturing Practice (GMP) audit successfully completed

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Global Executive Team

John Graham CEO and Chairman	Senior executive positions at Sanofi Aventis Pharma, Genzyme Corporation, Menarini Group and Ernst & Young; CEO at Invida Pharmaceuticals
Sami Sassoun, CPA, USA, BA CFO	Previously with Bedrock Enterprises, Brean Murray, Cohn Reznick
David Podwalski Chief Commercial Officer	Previously with Ernst & Young, Aventis Pharmaceuticals, Hoechst Marion Roussel
David Malka, BA Co-Founder, EVP Operations	VP of Operations since 2003, previously with Solid Systems, Kollmorgen-Servotronix
Eugene Naidis, MSc. Vice President R&D	R&D leader since 2005, 15+ years leading complex industrial and medical measurement device and application projects
Ron Roobroeck, MSc.BM, MBA Director International Sales and Marketing	30+ years global pharmaceutical and medical device experience including Novartis, Roche, Medtronic, Cyberonics and Terumo

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Advisors and Directors

Scientific Advisors

Prof. Dr. Lutz Heinemann
(Chairman)
CEO, Science & Co.

Dr. Barry Ginsberg
Diabetes Consultant DMTC

Prof. Jan Bolinder
Professor of Clinical Diabetes Research, Department of Medicine, Huddinge, Sweden

Mr. Avner Gal
Co-founder, Chairman Emeritus and Senior Consultant

Prof. Irl B. Hirsch
University of Washington School of Medicine

Prof. Dr. Michael Heise
University of Applied Science of South Westphalia

Prof. Katherine Barnard
Health Psychologist, Bournemouth University, Faculty of Health and Social Science

Independent Directors

Angela Strand, Vice-Chairman
Founder, senior executive of Nohm; Founder of Strand Strategy; Founder, CEO of Cliffdive Records. Former executive with multiple biotech and digital health companies in diabetes and metabolic disease.

Dr. Robert Fischell
Inventor of more than 200 issued patents and founder of multiple companies that have been licensed or acquired by more than 14 organizations. Inventor of the first implanted insulin pump (acquired by MDT).

Mike Hauck
Executive Director of the Getz Group; Various executive level and director positions with multiple logistics, healthcare, and technology companies. Former CEO of Walsh International (NASDAQ listed, sold to IMS Health).

Revan R. Schwartz Esq.
Attorney in private practice. Previously Executive Vice President and General Counsel for Andrew Garrett, Inc.

Les Seff
Founder, COO of AIMPaaS; Founder, President of Matthew B. Management. Built and ran the NASDAQ trading department at Fidelity.

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A 21st Century Company for 21st Century Patients

- Positioned to leverage patients' increasing willingness to self-manage their health
- Ability to have an impact on cost of diabetes
- Innovative technology enables a new digital health approach to diabetes
- Potential to improve compliance and play a role in disease prevention

Financial Information (July17)

(OTCQB: IGAP)

Shares outstanding:	
Common and PFD	12.3MM
Global HQ:	Wilmington, DE
R&D:	Ashdod, Israel
Employees:	30

integrity applications

Recap of the Story  Attractive industry dynamicsUnique product with strong clinical dataTransformation underway with near-term tangible resultsCurrently at an inflection point in commercializationUnder-managed and under-invested in the past with upside potentialStrong technology with significant opportunity in portfolio development